POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ Joseph S. Stern, Jr.
                                        Joseph S. Stern, Jr.

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ William O. Coleman
                                        William O. Coleman

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ Robert E. Stautberg
                                        Robert E. Stautberg

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ Nelson Schwab, Jr.
                                        Nelson Schwab, Jr.

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ Phillip R. Cox
                                        Phillip R. Cox

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ H. Jerome Lerner
                                        H. Jerome Lerner

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ Robert H. Leshner
                                        Robert H. Leshner

                                POWER OF ATTORNEY

     WHEREAS, the undersigned is a trustee of Countrywide Investment Trust (the "Trust"); and

     WHEREAS, the Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form N-14 (the "Registration Statement"); and

     NOW THEREFORE, the undersigned hereby constitutes and appoints Jill T. McGruder and Edward S. Heenan, each of them individually and with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file, in his name and on his behalf in any and all capacities, the Registration Statement (and the prospectuses, statements of additional information and exhibits included therein and any supplement to any of the foregoing) and thereafter to execute and file any post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "N-14 Filings"). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

     The authority hereby granted is limited to the execution and filing of the N-14 Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the N-14 Filings shall have become effective.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of _________, 2000.

                                        /s/ Oscar P. Robertson
                                        Oscar P. Robertson